                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Eldon R. Arnold, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Margaret Gallardo-Cortez, Kevin S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS MY HAND AND SEAL this 22 day of February, 2003.

                                    /s/ Eldon R. Arnold
                                    -----------------------------
                                    Eldon R. Arnold
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, James C. Barbre, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Margaret Gallardo-Cortez, Kevin S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS MY HAND AND SEAL this 22 day of February, 2003.

                                    /s/ James C. Barbre
                                    -----------------------------
                                    James C. Barbre
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, James L. Bryan, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Margaret Gallardo-Cortez, Kevin S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS MY HAND AND SEAL this 22 day of February, 2003.

                                    /s/ James L. Bryan
                                    -----------------------------
                                    James L. Bryan
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Loretta M. Burd, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Margaret Gallardo-Cortez, Kevin S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS MY HAND AND SEAL this 22 day of February, 2003.

                                    /s/ Loretta M. Burd
                                    -----------------------------
                                    Loretta M. Burd
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Ralph B. Canterbury, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Margaret Gallardo-Cortez, Kevin S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS MY HAND AND SEAL this 22 day of February, 2003.

                                    /s/ Ralph B. Canterbury
                                    -----------------------------
                                    Ralph B. Canterbury
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Jerald R. Hinrichs, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Margaret Gallardo-Cortez, Kevin S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS MY HAND AND SEAL this 22 day of February, 2003.

                                    /s/ Jerald R. Hinrichs
                                    -----------------------------
                                    Jerald R. Hinrichs
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Thomas C. Jones, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Margaret Gallardo-Cortez, Kevin S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS MY HAND AND SEAL this 22 day of February, 2003.

                                    /s/ Thomas C. Jones
                                    -----------------------------
                                    Thomas C. Jones
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Michael B. Kitchen, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Margaret Gallardo-Cortez, Kevin S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS MY HAND AND SEAL this 22 day of February, 2003.

                                    /s/ Michael B. Kitchen
                                    -----------------------------
                                    Michael B. Kitchen
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Brian L. McDonnell, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Margaret Gallardo-Cortez, Kevin S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS MY HAND AND SEAL this 22 day of February, 2003.

                                    /s/ Brian L. McDonnell
                                    -----------------------------
                                    Brian L. McDonnell
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, C. Alan Peppers, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Margaret Gallardo-Cortez, Kevin S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS MY HAND AND SEAL this 22 day of February, 2003.

                                    /s/ C. Alan Peppers
                                    -----------------------------
                                    C. Alan Peppers
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Neil A. Springer, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Margaret Gallardo-Cortez, Kevin S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS MY HAND AND SEAL this 22 day of February, 2003.

                                    /s/ Neil A. Springer
                                    -----------------------------
                                    Neil A. Springer
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Farouk D. G. Wang, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Margaret Gallardo-Cortez, Kevin S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS MY HAND AND SEAL this 22 day of February, 2003.

                                    /s/ Farouk D. G. Wang
                                    -----------------------------
                                    Farouk D. G. Wang
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Larry T. Wilson, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Margaret Gallardo-Cortez, Kevin S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304 and 333-40320, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS MY HAND AND SEAL this 22 day of February, 2003.

                                    /s/ Larry T. Wilson
                                    -----------------------------
                                    Larry T. Wilson
                                    Director, CUNA Mutual Life Insurance Company